UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

LiveXLive Media, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 5, 2021, LiveXLive Media, Inc. (the “Company”) changed its corporate name to LiveOne, Inc. (the “Name Change”). The Name Change was effected through a parent/subsidiary short-form merger of LiveOne, Inc., the Company’s wholly-owned Delaware subsidiary formed solely for the purpose of the Name Change, with and into the Company. The Company was the surviving entity. To effectuate the short-form merger, the Company filed a Certificate of Merger with the Secretary of State of the State of Delaware on October 1, 2021. The merger became effective on October 5, 2021 with the State of Delaware and, for purposes of the quotation of the Company’s common stock on The NASDAQ Capital Market (“Nasdaq”), effective at the open of the market on October 6, 2021. The Company’s board of directors approved the short-form merger. In accordance with Section 253 of the Delaware General Corporation Law, stockholder approval of the short-form merger was not required.

On the effective date of the short-form merger, the Company’s name was changed to “LiveOne, Inc.” and the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) was amended to reflect its new legal name. With the exception of the Name Change, there were no other changes to the Certificate of Incorporation. A copy of the Certificate of Merger that the Company filed with the Secretary of State of the State of Delaware is being filed herewith as Exhibit 3.1. The Company’s Bylaws will also be amended to reflect the Company’s new legal name.

The merger and resulting Name Change do not affect the rights of the Company’s security holders. The Company’s common stock will continue to be quoted on Nasdaq; however, effective October 6, 2021, the Company’s common stock is quoted under the new symbol “LVO” and the new CUSIP number for the Company’s common stock is 53814X102. Following the Name Change, the stock certificates which reflect the Company’s prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent. Stockholders do not need to exchange their stock certificates as a result of the Name Change and should not send their stock certificates to the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1*	Certificate of Merger
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: October 12, 2021	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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